UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ecoark Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ECOARK HOLDINGS, INC. 303 Pearl Parkway, Suite 200 San Antonio, TX 78215

You invested in ECOARK HOLDINGS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on October 6, 2021.

Get informed before you vote

View the Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 22, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper of email copy.

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* October 6, 2021 1:00 p.m., Eastern Time
Virtually at: www.virtualshareholdermeeting.com/ZEST2021SM

*	Please	check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Pease follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1	Approve an amendment to the Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 30,000,000 shares to 40,000,000 shares;	For
2	Approve an amendment to the Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) to increase the number of shares of common stock authorized for issuance under the 2017 Plan from 800,000 shares to 1,300,000 shares;	For
3	Ratify and approve the issuance of 272,254 restricted stock units and approve the issuance of an additional 63,996 restricted stock units to the President and director of the Company under the 2017 Plan, in exchange for the cancellation of 672,499 previously issued stock options; and	For
4	Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies of, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve any of the other proposals before the Special Meeting.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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